Exhibit 99.4

Subject to FRE 408 and other privileges

THIS TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN AND IN THE RESTRUCTURING SUPPORT AGREEMENT, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

VERSO CORPORATION ET AL.

CHAPTER 11 PLAN TERM SHEET

This Term Sheet,1 which is Exhibit A to the Restructuring Support Agreement, describes the proposed terms of the Restructuring. The Debtors will implement the Restructuring through a plan of reorganization under chapter 11 of the Bankruptcy Code, which shall be consistent with the terms of this Term Sheet and the Restructuring Support Agreement (as it may be amended or supplemented from time to time in accordance with the terms of the Restructuring Support Agreement, the “Plan”). This Term Sheet incorporates the rules of construction set forth in section 102 of the Bankruptcy Code.

This Term Sheet does not include a description of all of the terms, conditions, and other provisions that are to be contained in the Definitive Restructuring Documents, which remain subject to discussion and negotiation in accordance with the Restructuring Support Agreement. The Definitive Restructuring Documents will contain terms and conditions that are dependent on each other, including those described in this Term Sheet.

OVERVIEW OF THE RESTRUCTURING
In general, the Restructuring contemplates the following:

(a)	the reorganization of the Debtors under chapter 11 of the Bankruptcy Code as a going concern that will permit the Debtors to complete the integration of Verso and NewPage;

(b)	the unification of the Debtors’ capital structures and the elimination of the SSA; and

(c)	the deleveraging of approximately $2.4 billion of debt through the equitization of such indebtedness.

DEBT TO BE RESTRUCTURED

Verso Debt	● Verso Cash Flow Revolver ● Verso 2012 First Lien Notes ● Verso 2015 First Lien Notes ● Verso 1.5 Lien Notes ● Verso Second Lien Notes ● Verso Old Second Lien Notes ● Verso Senior Unsecured Notes

[1]	Capitalized terms used but not otherwise defined in this Term Sheet have the meanings ascribed to such terms in Exhibit B to the Restructuring Support Agreement.

● Verso Subordinated Unsecured Notes
NewPage Debt	● NewPage Term Loan
PLAN CONSIDERATION
Plan Equity Consideration

The Plan Equity Consideration consists of 100% of the Reorganized Verso[2] Common Equity distributed as of the Effective Date before giving effect to any dilution caused by the Plan Warrants and the New Equity Incentive Plan.

Plan Warrants

Warrants for 5% of Reorganized Verso Common Equity on a fully diluted basis (subject to dilution for the New Equity Incentive Plan), with a strike price of $1.04 billion equity value. The Warrants shall have a seven (7) year term, have customary protection in the event of a change of control after the Effective Date but prior to such full seven-year term and be subject to customary adjustment based on any future dividends and distributions.

Verso Plan Consideration	The Verso Plan Consideration consists of (i) 53% of the Plan Equity Consideration and (ii) 100% of the Plan Warrants.
NewPage Plan Consideration	The NewPage Plan Consideration consists of 47% of the Plan Equity Consideration.

TREATMENT OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN
Class No.	Type of Claim	Treatment	Impairment / Voting
Unclassified Non-Voting Claims Against the Debtors
N/A	Verso ABL DIP Loan Claims	On the Effective Date, the Verso ABL DIP Loan shall be refinanced by the Exit ABL Loan.	N/A
N/A	NewPage ABL DIP Loan Claims	On the Effective Date, the NewPage ABL DIP Loan shall be refinanced by the Exit ABL Loan.	N/A
N/A	NewPage Term DIP Loan Claims	On the Effective Date, the NewPage New Money DIP Term Loan Claims shall be paid in full in cash or shall receive such other treatment as the lenders under such facility agree.	N/A
On the Effective Date, the NewPage Roll-Up DIP Term Loan Claims shall be treated in Class N3.
N/A	Administrative Claims	On the Effective Date, each holder of an allowed Administrative Claim shall receive, in full satisfaction of its claim, payment in full in cash.	N/A
N/A	Priority Tax	On the Effective Date, each holder of an allowed Priority	N/A

2 Reorganized Verso shall mean Reorganized Verso Corp. or such other entity (which may be a new entity) that will hold, directly or indirectly, substantially all of the assets of Verso and NewPage.

TREATMENT OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN
Class No.	Type of Claim	Treatment	Impairment / Voting
	Claims	Tax Claim shall receive, in full satisfaction of its claim, payments in cash in a manner consistent with section 1129(a)(9)(C) of the Bankruptcy Code.
Classified Claims and Equity Interests of the Verso Debtors[3]
Class V1	Verso Other Secured Claims

On the Effective Date, each holder of an allowed Verso Other Secured Claim shall receive, in full satisfaction of its claim, at the option of the Debtors: (a) payment in full in cash; (b) delivery of the collateral securing any such claim and payment of any interest required under section 506(b) of the Bankruptcy Code; (c) reinstatement of such claim; or (d) other treatment rendering such claim unimpaired.

Unimpaired; deemed to accept.
Class V2	Verso Other Priority Claims

On the Effective Date, each holder of an allowed Verso Other Priority Claim shall receive, in full satisfaction of its claim, at the option of the Debtors: (a) payment in full in cash or (b) other treatment rendering such claim unimpaired.

Unimpaired; deemed to accept.
Class V3	Verso First Lien Claims

On the Effective Date, each holder of an allowed Verso First Lien Claim shall receive, in full satisfaction of its claim, (i) its pro rata share of 50% of the Plan Equity Consideration and (ii) 100% of the Plan Warrants.[4]

Impaired; entitled to vote.
Class V4	Verso Senior Debt Claims	On the Effective Date, each holder of an allowed Verso Senior Debt Claim shall receive, in full satisfaction of its claim, its pro rata share of 2.85% of the Plan Equity Consideration.	Impaired; entitled to vote.
Class V5	Verso Subordinated Debt Claims	On the Effective Date, each holder of an allowed Verso Subordinated Debt Claim shall receive, in full satisfaction of its claim, its pro rata share of 0.15% of the Plan Equity Consideration.	Impaired; entitled to vote.
Class V6	Verso General Unsecured Claims	To be determined for all Verso Debtors on terms satisfactory to the Debtors, the Required Consenting Verso Creditors, and the Required NewPage Consenting Creditors.	TBD.

3 The Plan may include sub-classes for the Verso Debtors in order to implement the treatment identified herein.

4 The Debtors reserve the right, subject to agreement by the Required Consenting Verso Creditors and the Required Consenting NewPage Creditors, to offer holders of claims in Class V3, Class N3 and Class N4 debt to be issued as an exchange note at a discount to the value of the corresponding Plan Equity Consideration in exchange for Verso Plan Consideration and NewPage Plan Consideration, respectively.

TREATMENT OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN
Class No.	Type of Claim	Treatment	Impairment / Voting
Class V7	Verso Intercompany Claims	On the Effective Date, Verso Intercompany Claims shall be, at the option of the Debtors: (a) reinstated in full or in part or (b) cancelled, extinguished, and discharged.	Unimpaired; deemed to accept or Impaired; entitled to vote.
Class V8	Equity Interests in Verso Subsidiaries

On the Effective Date, equity interests in the Verso Subsidiaries shall be, at the option of the Debtors: (a) reinstated and otherwise unaffected by the Plan, (b) transferred to Reorganized Verso or (c) cancelled, extinguished, and discharged.

Unimpaired, deemed to accept.
Class V9	Equity Interests in Verso Corp	Holders of equity interests in Verso Corp will not receive or retain any recovery, and the equity interests in Verso Corp, on the Effective Date, shall be cancelled, extinguished and discharged.	Impaired; deemed to reject.
Classified Claims and Equity Interests of the NewPage Debtors[5]

Class N1	NewPage Other Secured Claims

On the Effective Date, each holder of an allowed NewPage Other Secured Claim shall receive, in full satisfaction of its claim, at the option of the Debtors: (a) payment in full in cash; (b) delivery of the collateral securing any such claim and payment of any interest required under section 506(b) of the Bankruptcy Code; (c) reinstatement of such claim; or (d) other treatment rendering such claim unimpaired.

Unimpaired; deemed to accept.

Class N2	NewPage Other Priority Claims

On the Effective Date, each holder of an allowed NewPage Other Priority Claim shall receive, in full satisfaction of its claim, at the option of the Debtors: (a) payment in full in cash or (b) other treatment rendering such claim unimpaired.

Unimpaired; deemed to accept.

Class N3	NewPage Roll-Up DIP Term Loan Claims

On the Effective Date, each holder of an allowed NewPage Roll-Up DIP Term Loan Claim shall receive, in full satisfaction of its claim, such portion of the NewPage Plan Consideration having a value equal to the allowed amount of such holder’s claim as of the Confirmation Date. For the avoidance of doubt, the NewPage Roll-Up DIP Term Loan Claims (i) may be compromised under a plan of reorganization only by a class vote, (ii) shall receive a senior distribution from any plan consideration available to the Prepetition Term Lenders, and (iii) may

Impaired; entitled to vote.

5 The Plan may include sub-classes for the NewPage Debtors in order to implement the treatment identified herein.

TREATMENT OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN
Class No.	Type of Claim	Treatment	Impairment / Voting
not be crammed down under a plan of reorganization pursuant to Section 1129(b)(2)(A) of the Bankruptcy Code.
Class N4	NewPage First Lien Claims

On the Effective Date, each holder of an allowed NewPage First Lien Claim shall shall receive, in full satisfaction of its claim its pro rata share of the NewPage Plan Consideration remaining after distribution to holders of Claims in Class N3.[6]

Impaired; entitled to vote.
Class N5	NewPage General Unsecured Claims	To be determined for all NewPage Debtors on terms satisfactory to the Debtors, the Required Consenting Verso Creditors, and the Required NewPage Consenting Creditors.	TBD.
Class N6	NewPage Intercompany Claims	On the Effective Date, NewPage Intercompany Claims shall be, at the option of the Debtors: (a) reinstated in full or in part or (b) cancelled, extinguished, and discharged.	Unimpaired; deemed to accept or Impaired; entitled to vote.
Class N7	Equity Interests in NewPage Subsidiaries

On the Effective Date, equity interests in the NewPage Subsidiaries shall be, at the option of the Debtors: (a) reinstated and otherwise unaffected by the Plan, (b) transferred to Reorganized Verso or (c) cancelled, extinguished, and discharged.

Unimpaired, deemed to accept.

GENERAL PROVISIONS REGARDING THE PLAN
SSA	Upon the Effective Date, the SSA shall be terminated.
Executory Contracts and Unexpired Leases

Except as otherwise provided in this Term Sheet, the Plan shall provide for the Debtors to assume or reject, as the case may be, executory contracts and unexpired leases identified in the Plan Supplement to the extent that any such executory contracts and unexpired leases have not been otherwise assumed or rejected.

6 The Debtors reserve the right, subject to agreement by the Required Consenting Verso Creditors and the Required Consenting NewPage Creditors, to offer holders of claims in Class V3, Class N3 and Class N4 debt to be issued as an exchange note at a discount to the value of the corresponding Plan Equity Consideration in exchange for Verso Plan Consideration and NewPage Plan Consideration, respectively.

Compensation and Benefit Plans

On the Effective Date, the Debtors shall assume the employment, confidentiality, and non-competition agreements, bonus, gainshare and incentive programs (other than awards of stock options, restricted stock, restricted stock units, and other equity awards), vacation, holiday pay, severance, retirement, supplemental retirement, executive retirement, pension, deferred compensation, medical, dental, vision, life and disability insurance, flexible spending account, and other health and welfare benefit plans, programs, and arrangements, and all other wage, compensation, employee expense reimbursement, and other benefit obligations of the Debtors.

New Equity Incentive Plan

Up to ten (10)% of the Reorganized Verso Common Equity outstanding immediately after the Effective Date shall be reserved to implement a new equity incentive plan with all decisions on issuance and allocation to be made by the Board of Directors of Reorganized Verso.

Releases, Indemnification, and Exculpation

To the fullest extent permitted by applicable law, the Plan shall provide for comprehensive exculpation, indemnification, and mutual releases from and for the benefit of the Debtors, the Consenting Creditors and their investment managers or similar entities, other creditors, and all of their respective direct and indirect sponsors, shareholders, affiliates, current and former officers and directors, advisory board members, principals, managers, managing members, partners, and employees, in each case serving in such capacity as of the Petition Date and the attorneys, professionals, representatives and advisors of each of the foregoing; provided, however, that sponsors and shareholders shall only receive releases under the Plan to the extent they do not object to the Plan in any manner.

Indemnification of Prepetition Directors, Officers, Managers, et al.

The Plan shall provide that, consistent with applicable law all indemnification provisions currently in place (whether in the by-laws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts, or otherwise) for the current and former direct and indirect sponsors, directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtors, as applicable, shall be reinstated and remain intact and irrevocable and shall survive the effectiveness of the Restructuring.

Charter, Bylaws, and Corporate Governance

Corporate governance for the Reorganized Debtors, including charters, bylaws, operating agreements, or other organization documents and the composition of the Reorganized Verso Board shall be as provided in the Plan and Plan Supplement.

Exemption from SEC Registration	The issuance of all securities under the Plan will be exempt from SEC registration under applicable law.
Tax Considerations

The Debtors and the Consenting Creditors will cooperate to structure the Plan and the reorganized company in the most tax efficient manner for the Debtors, Reorganized Verso and the Consenting Creditors.

Conditions Precedent to Restructuring	The following shall be conditions to consummation of the Restructuring:
	(a)	the Debtors shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan, including the Exit ABL Loan;
(b)

the final version of the Plan Supplement and all of the schedules, documents, and exhibits contained therein shall have been filed in a manner consistent in all material respects with the Restructuring Support Agreement, this Term Sheet, and the Plan;

	(c)	the Restructuring Support Agreement shall remain in full force and effect;
(d)

all professional fees and expenses approved by the Bankruptcy Court shall have been paid in full or amounts sufficient to pay such fees and expenses after the Effective Date have been placed in a professional fee escrow pending approval by the Bankruptcy Court; and

(e)

the Bankruptcy Court shall have entered the Confirmation Order, which shall authorize, among other things, all actions as may be necessary or appropriate to effect any transaction described in, approved by, contemplated by, or necessary to effectuate the Plan.